UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 20, 2017 (October 19, 2017)

Protalix BioTherapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33357	65-0643773
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Snunit Street	20100
Science Park, POB 455
Carmiel, Israel
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code +972-4-988-9488

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders

Protalix BioTherapeutics, Inc. (the “Company”) held a Special Meeting of Stockholders on October 19, 2017.

At the meeting, the Company received enough votes to approve, in accordance with Section 713(a) of the NYSE American Company Guide, the potential issuance of shares representing in excess of 19.9% of the Company’s pre-transaction total shares of common stock outstanding that may result from the conversion of, or payment of accrued interest or make-whole payments on, the Company’s 7.50% Senior Secured Convertible Notes Due 2021 issued by the Company on July 25, 2017 and the 4.50% Senior Convertible Notes Due 2022 issued by the Company on July 25, 2017.

The Company did not receive enough votes to approve an amendment to the Company’s Certificate of Incorporation, as amended, to increase the number of shares our common stock, par value $0.001 per share, authorized for issuance from 250,000,000 to 350,000,000.

Set forth below, with respect to each such proposal, are the number of votes cast for and against, and the number of abstentions.

(1)       Approval, in accordance with Section 713(a) of the NYSE American Company Guide, the potential issuance of shares representing in excess of 19.9% of the Company’s pre-transaction total shares of common stock outstanding that may result from the conversion of, or payment of accrued interest or make-whole payments on, the Company’s 7.50% Senior Secured Convertible Notes Due 2021 issued by the Company on July 25, 2017 and the 4.50% Senior Convertible Notes Due 2022 issued by the Company on July 25, 2017

For	Against	Abstain
46,405,890	6,263,576	233,835

(2)       Approval of an amendment to the Company’s Certificate of Incorporation, as amended, to increase the number of shares our common stock, par value $0.001 per share, authorized for issuance from 250,000,000 to 350,000,000

For	Against	Abstain
45,221,842	7,447,345	234,114

At this time, and given the Company’s recently announced Exclusive License and Supply Agreement for PRX-102 for all markets outside of the United States, the Company does not intend to convene another special meeting of stockholders and will revisit including a proposal to increase the number of shares of the Company’s common stock, par value $0.001 per share, authorized for issuance at the Company’s next annual meeting of stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 20, 2017	PROTALIX BIOTHERAPEUTICS, INC.

	By:	/s/ Yossi Maimon
		Name: Title:	Yossi Maimon Vice President and Chief Financial Officer